                                                               EXHIBIT 99.(c.14)

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                               OVERVIEW / SUMMARY

      latest, "lean" edition (excess demand/low costs):

      1,000 slots (@$350/day), 35%* retention rate, $10mn cash invested in every- thing but slots, those assumed to be leased at 5% of gross, and the existing Wonderland property included on the balance sheet at $13mn, for a total asset base of $23mn (new construction is $4.0mn):

         Exhibit:     A1     Balance Sheet ($23 million invested)
                      B1     Income Statement (35%* retention) IRR = 44.5%
                      C1     Income Statements for Other Operations
                             Notes to "Lean" Financial Projections
                             (compare with Notes to "Full-Scale" Operations, attached)

         the following include an up-front license fee payment of $25 million (amortized over 5 years):

                      A2     Balance Sheet ($48 mn invested, inc $25mn fee)

                    B2-35    Retention rate = 35%*           IRR = 14.9%

                    B2-30    Retention rate = 30%*           IRR =  2.1%

                    B2-36    Retention rate = 36%*           IRR = 17.4%
                    B2-37    Retention rate = 37%*           IRR = 19.8%
                    B2-38    Retention rate = 38%*           IRR = 22.1%

         the following assume win at $400/slot/day (up from $350):

                    B3-35    Retention rate = 35%*           IRR = 21.1%

                    B3-30    Retention rate = 30%*           IRR =  7.0%

                    B3-33    Retention rate = 43%*           IRR = 15.6%
                    B3-34    Retention rate = 44%*           IRR = 18.4%

* These projections assume that the operator leases the slots; the if state does so, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

6/16/03                 CONFIDENTIAL TREATMENT               CUMMINGS ASSOCIATES
B1357141.1

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

NOTES TO "FULL-SCALE" FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                         65%  x slot win

General inflation rate                          3.0% per year
Cash/working capital                            1.0  weeks of revenues
Slot lease rate (inc. systems)                  5.0% x slot win
Revenue participation machines                   na
Lessor's share of such slots' revenues           na
Ancillary equipment                          $3,000  per slot

Slot replacements in later years                  0% each year (NA)
Payables as % of working capital                 20% x working capital
Projected Total Slot jobs                       242  FTE
Payroll Taxes & Benefits                         25% x direct payroll
Other Slot Operating Costs                      2.5% x non-particip'n revenue
Building Operating Costs                        2.5% x slot win
Property Tax                                    2.0% x assets except cash
Advertising/Media Marketing                     3.0% x slot win
Promotion:
   Complimentary Food                            20% x food sales
   Complimentary Beverages                       50% x beverage sales
   Other Players' Club                          3.5% x slot win
   Bussing & Other                              3.0% x slot win
Annual interest on long-term debt                10%
Combined corporate income tax rate               30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                    Food    Beverage
Total Sales                          15%         7% x slot win
Cost of Goods Sold                   40%        20% x gross sales
Direct Payroll                       40%        20% x gross sales
Payroll Taxes & Benefits             20%        20% x direct payroll
Other Operating Costs                20%        15% x gross sales

F & B equipment                             $2,000  per slot

Projected Total Jobs                           620  FTE

6/16/03                 CONFIDENTIAL TREATMENT               CUMMINGS ASSOCIATES
B1357141.1

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY        Preliminary

            EXHIBIT A1: BALANCE SHEET ($23 MILLION INVESTED [+FEE])

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

      Cash / Working Capital                               $ 2.5

      Existing Land, Buildings, Etc.                          na
        less accumulated depreciation                         na
                                                           -----
      Net Existing Property                                $13.0(1)

      New Construction for Slots                           $ 4.0
      Slot Machines     (1,000)                              0.0(2)
      Food & Beverage Equipment                              1.5
      Other Equipment                                        2.5
      Initial License Fee                                    0.0
                                                           -----
      Total Assets                                         $23.5

LIABILITIES:

      Payables, etc.                                       $ 0.5

      Long-Term Debt                                         0.0

      Equity                                                23.0
                                                           -----
      Total Liabilities                                    $23.5

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1000 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

6/16/03                 CONFIDENTIAL TREATMENT               CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

                 NOTES TO "LEAN" FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                          65% x slot win

General inflation rate                           3.0% per year
Cash/working capital                             1.0  weeks of revenues
Slot lease rate (inc. systems)                   5.0% x slot win
Revenue participation machines                    na
Lessor's share of such slots' revenues            na
Ancillary equipment                           $2,500  per slot
Slot replacements in later years                   0% each year (NA)
Payables as % of working capital                  20% x working capital
Projected Total Slot jobs                        220  FTE
Payroll Taxes & Benefits                          20% x direct payroll
Other Slot Operating Costs                       2.0% x non-particip'n revenue
Building Operating Costs                         1.5% x slot win
Property Tax                                     2.0% x assets except cash
Advertising/Media Marketing                      2.0% x slot win
Promotion:
   Complimentary Food                             20% x food sales
   Complimentary Beverages                        40% x beverage sales
   Other Players' Club                           2.5% x slot win
   Bussing & Other                               1.0% x slot win
Annual interest on long-term debt                 10%
Combined corporate income tax rate                30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                    Food         Beverage
Total Sales                          12%          7%  x slot win
Cost of Goods Sold                   38%         20%  x gross sales
Direct Payroll                       38%         20%  x gross sales
Payroll Taxes & Benefits             20%         20%  x direct payroll
Other Operating Costs                19%         15%  x gross sales

F & B equipment                              $1,500   per slot
Projected Total Food & Bev jobs                 305   FTE

Projected Total jobs                            525   FTE

6/16/03                    CONFIDENTIAL TREATMENT            CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

         EXHIBIT B1: INCOME STATEMENT ($23 MILLION INVESTED [W/O FEEL])

                       ($ million, based on 2003 dollars )

                                                       YEAR 1    YEAR 2     YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                         1,000 slots
 Slot Win                $ 350 win/slot/day            $127.8    $131.6     $135.5    $139.6    $143.8

EXPENSES:
 Not retained by operator          65.0%               $ 83.0    $ 85.5     $ 88.1    $ 90.7    $ 93.5
 Other deductions (0%)                                    0.0       0.0        0.0       0.0       0.0
 Direct Payroll                                           6.6       6.8        7.0       7.2       7.5
 Payroll Taxes & Benefits                                 1.3       1.4        1.4       1.4       1.5
 Slot Lease Payments                                      6.4       6.6        6.8       7.0       7.2
 Other Slot Operating Costs                               2.6       2.6        2.7       2.8       2.9
 Building Operating Costs                                 1.9       2.0        2.0       2.1       2.2
 Property Tax                                             0.8       0.8        0.9       0.9       0.9
 Advertising/Media Marketing                              2.6       2.6        2.7       2.8       2.9
 Promotion:  Food & Beverage                  $ 6.6
   Other Players' Club                          3.2
   Bussing & Other                              1.3
 Total Promotion                              -----      11.1      11.4       11.8      12.1      12.5
 Interest on Debt                                         0.0       0.0        0.0       0.0       0.0
 Depr'n &c:  Slots (3 years)                  $ 0.0
   Bldgs & Other (20/5 years)                   0.7
   Initial License Fee (5 years)                0.0
 Total Dep'n & Amort'n                        -----       0.7       0.7        0.7       0.7       0.7
                                                       ------    ------     ------    ------    ------
 Total Expenses                                        $117.0    $120.5     $124.1    $127.8    $131.6
                                                       ------    ------     ------    ------    ------
 Net Income from Slot Operations                       $ 10.7    $ 11.1     $ 11.4    $ 11.8    $ 12.1
 Net Income / Food & Beverage (1)                      $  3.0    $  3.1     $  3.2    $  3.5    $  4.0(1)
                                                       ------    ------     ------    ------    ------
 Consolidated Net Income Before Tax                    $ 13.7    $ 14.1     $ 14.7    $ 15.3    $ 16.1
 Corporate Income Taxes                               ($  4.1)  ($  4.2)   ($  4.4)  ($  4.6)  ($  4.8)
                                                       ------    ------     ------    ------    ------
 Net Income After Corporate Taxes                      $  9.6    $  9.9     $ 10.3    $ 10.7    $ 11.3

 Add back: Depreciation (inc F&B)                      $  1.0    $  1.0     $  1.0    $  1.0    $  1.0
 Subtract: Capital Invested                  ($23.0)                0.0        0.0       0.0      13.0
            (inc Terminal Value)              -----    ------    ------     ------    ------     -----
 Result:  Net Cash Flow                      ($23.0)   $ 10.6    $ 10.9     $ 11.3    $ 11.7    $ 25.3
                        IRR =      44.5%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                 CONFIDENTIAL TREATMENT               CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

               EXHIBIT C1: INCOME STATEMENTS FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars )

FOOD & BEVERAGE                                     YEAR 1
Total Food Sales ("comped" amount)                   $15.3      ($3.1)
Total Beverage Sales ("comped" amount)                 8.9       (3.6)
                                                     -----      -----
Total Food & Beverage Revenues (Comps)               $24.3      ($6.6)

Cost of Goods Sold                                   $ 7.6
Direct Payroll                                         7.6
Payroll Taxes & Benefits                               1.5
Other Operating Costs                                  4.3
Depreciation                                           0.3
                                                     -----
Total Food & Beverage Expenses                       $21.3
                                                     -----
Food & Beverage Net Income                           $ 3.0

6/16/03                                                      CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT A2: BALANCE SHEET ($48 MILLION INVESTED [INC.FEE])

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

      Cash / Working Capital                               $ 2.5

      Existing Land, Buildings, Etc.                          na
        less accumulated depreciation                         na
                                                           -----
      Net Existing Property                                $13.0(1)

      New Construction for Slots                           $ 4.0
      Slot Machines               (1,000)                    0.0(2)
      Food & Beverage Equipment                              1.5
      Other Equipment                                        2.5
      Initial License Fee                                   25.0
                                                           -----
      Total Assets                                         $48.5

LIABILITIES:

      Payables, etc.                                       $ 0.5

      Long-Term Debt                                         0.0

      Equity                                                48.0
                                                           -----
      Total Liabilities                                    $48.5

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1000 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B2-35:INCOME STATEMENT ($25MN FEE, 35% RETENTION)

                      ($ million, based on 2003 dollars )

                                                           YEAR 1    YEAR 2     YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)

                        1,000 slots
Slot Win                $ 350 win/slot/day                 $127.8    $131.6     $135.5    $139.6    $143.8

EXPENSES:
 Not retained by operator           65.0%                  $ 83.0    $ 85.5     $ 88.1    $ 90.7    $ 93.5
 Other deductions (0%)                                        0.0       0.0        0.0       0.0       0.0
 Direct Payroll                                               6.6       6.8        7.0       7.2       7.5
 Payroll Taxes & Benefits                                     1.3       1.4        1.4       1.4       1.5
 Slot Lease Payments                                          6.4       6.6        6.8       7.0       7.2
 Other Slot Operating Costs                                   2.6       2.6        2.7       2.8       2.9
 Building Operating Costs                                     1.9       2.0        2.0       2.1       2.2
 Property Tax                                                 1.3       1.4        1.4       1.4       1.5
 Advertising/Media Marketing                                  2.6       2.6        2.7       2.8       2.9
 Promotion:  Food & Beverage                  $ 6.6
   Other Players' Club                          3.2
   Bussing & Other                              1.3
 Total Promotion                             ------          11.1      11.4       11.8      12.1      12.5
 Interest on Debt                                             0.0       0.0        0.0       0.0       0.0
 Depr'n &c:  Slots (3 years)                  $ 0.0
   Bldgs & Other (20/5 years)                   0.7
   Initial License Fee (5 years)                5.0
Total Dep'n & Amort'n                        ------           5.7       5.7        5.7       5.7       5.7
                                                           ------    ------     ------    ------    ------
Total Expenses                                             $122.5    $126.0     $129.7    $133.4    $137.2
                                                           ------    ------     ------    ------    ------
Net Income from Slot Operations                            $  5.2    $  5.5     $  5.9    $  6.2    $  6.6
Net Income / Food & Beverage (1)                           $  3.0    $  3.1     $  3.2    $  3.5    $  4.0(1)
                                                           ------    ------     ------    ------    ------
Consolidated Net Income Before Tax                         $  8.2    $  8.6     $  9.1    $  9.8    $ 10.6
Corporate Income Taxes                                    ($  2.5)  ($  2.6)   ($  2.7)  ($  2.9)  ($  3.2)
                                                          -------   -------    -------   -------   -------
Net Income After Corporate Taxes                           $  5.7    $  6.0     $  6.4    $  6.8    $  7.4

Add back: Depreciation (inc F&B)                           $  6.0    $  6.0     $  6.0    $  6.0    $  6.0
Subtract: Capital Invested                   ($48.0)                    0.0        0.0       0.0      13.0
              (inc Terminal Value)           ------        ------    ------     ------    ------    ------
Result:  Net Cash Flow                       ($48.0)       $ 11.7    $ 12.0     $ 12.4    $ 12.8    $ 26.4
                       IRR =       14.9%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B2-30: INCOME STATEMENT ($25MN FEE, 30% RETENTION)

                       ($ million, based on 2003 dollars)

                                                        YEAR 1     YEAR 2    YEAR 3     YEAR 4    YEAR 5
REVENUES:(1)
                          1,000 slots
    Slot Win               $350 win/slot/day            $127.8     $131.6    $135.5     $139.6    $143.8

EXPENSES:
    Not retained by operator         70.0%              $ 89.4     $ 92.1    $ 94.9     $ 97.7    $100.6
    Other deductions (0%)                                  0.0        0.0       0.0        0.0       0.0
    Direct Payroll                                         6.6        6.8       7.0        7.2       7.5
    Payroll Taxes & Benefits                               1.3        1.4       1.4        1.4       1.5
    Slot Lease Payments                                    6.4        6.6       6.8        7.0       7.2
    Other Slot Operating Costs                             2.6        2.6       2.7        2.8       2.9
    Building Operating Costs                               1.9        2.0       2.0        2.1       2.2
    Property Tax                                           1.3        1.4       1.4        1.4       1.5
    Advertising/Media Marketing                            2.6        2.6       2.7        2.8       2.9
    Promotion:  Food & Beverage                $ 6.6
       Other Players' Club                       3.2
       Bussing & Other                           1.3
    Total Promotion                            -----      11.1       11.4      11.8       12.1      12.5
    Interest on Debt                                       0.0        0.0       0.0        0.0       0.0
    Depr'n &c:  Slots (3 years)                $ 0.0
       Bldgs & Other (20/5 years)                0.7
       Initial License Fee (5 years)             5.0
    Total Dep'n & Amort'n                      -----       5.7        5.7       5.7        5.7       5.7
                                                        ------     ------    ------     ------    ------
    Total Expenses                                      $128.9     $132.6    $136.4     $140.3    $144.4
                                                        ------     ------    ------     ------    ------
    Net Income from Slot Operations                    ($  1.2)   ($  1.0)  ($  0.9)   ($  0.8)  ($  0.6)
    Net Income / Food & Beverage (1)                    $  3.0     $  3.1    $  3.2     $  3.5    $  4.0(1)
                                                        ------     ------    ------     ------    ------
    Consolidated Net Income Before Tax                  $  1.8     $  2.0    $  2.3     $  2.8    $  3.4
    Corporate Income Taxes                             ($  0.5)   ($  0.6)  ($  0.7)   ($  0.8)  ($  1.0)
                                                        ------     ------    ------     ------    ------
    Net Income After Corporate Taxes                    $  1.3     $  1.4    $  1.6     $  2.0    $  2.4

    Add back: Depreciation (inc F&B)                    $  6.0     $  6.0    $  6.0     $  6.0    $  6.0
    Subtract: Capital Invested                ($48.0)                 0.0       0.0        0.0      13.0
              (inc Terminal Value)            ------    ------     ------    ------     ------    ------
    Result:  Net Cash Flow                    ($48.0)   $  7.3     $  7.4    $  7.6     $  8.0    $ 21.4
                         IRR =        2.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B2-36: INCOME STATEMENT ($25MN FEE, 36% RETENTION)

                       ($ million, based on 2003 dollars)

                                                          YEAR 1    YEAR 2    YEAR 3     YEAR 4    YEAR 5
REVENUES: (1)
                          1,000 slots
    Slot Win               $350 win/slot/day              $127.8    $131.6    $135.5     $139.6    $143.8

 EXPENSES:
    Not retained by operator          64.0%               $ 81.8    $ 84.2    $ 86.7     $ 89.3    $ 92.0
    Other deductions (0%)                                    0.0       0.0       0.0        0.0       0.0
    Direct Payroll                                           6.6       6.8       7.0        7.2       7.5
    Payroll Taxes & Benefits                                 1.3       1.4       1.4        1.4       1.5
    Slot Lease Payments                                      6.4       6.6       6.8        7.0       7.2
    Other Slot Operating Costs                               2.6       2.6       2.7        2.8       2.9
    Building Operating Costs                                 1.9       2.0       2.0        2.1       2.2
    Property Tax                                             1.3       1.4       1.4        1.4       1.5
    Advertising/Media Marketing                              2.6       2.6       2.7        2.8       2.9
    Promotion:  Food & Beverage                 $ 6.6
       Other Players' Club                        3.2
       Bussing & Other                            1.3
    Total Promotion                             -----       11.1      11.4      11.8       12.1      12.5
    Interest on Debt                                         0.0       0.0       0.0        0.0       0.0
    Depr'n &c:  Slots (3 years)                 $ 0.0
       Bldgs & Other (20/5 years)                 0.7
       Initial License Fee (5 years)              5.0
    Total Dep'n & Amort'n                       -----        5.7       5.7       5.7        5.7       5.7
                                                          ------    ------    ------     ------    ------
    Total Expenses                                        $121.3    $124.7    $128.3     $132.0    $135.8
                                                          ------    ------    ------     ------    ------
    Net Income from Slot Operations                       $  6.5    $  6.9    $  7.2     $  7.6    $  8.0
    Net Income / Food & Beverage (1)                      $  3.0    $  3.1    $  3.2     $  3.5    $  4.0(1)
                                                          ------    ------    ------     ------    ------
    Consolidated Net Income Before Tax                    $  9.5    $  9.9    $ 10.5     $ 11.2    $ 12.0
    Corporate Income Taxes                               ($  2.8)  ($  3.0)  ($  3.1)   ($  3.3)  ($  3.6)
                                                          ------    ------    ------     ------    ------
    Net Income After Corporate Taxes                      $  6.6    $  6.9    $  7.3     $  7.8    $  8.4

    Add back: Depreciation (inc F&B)                      $  6.0    $  6.0    $  6.0     $  6.0    $  6.0
    Subtract: Capital Invested                 ($48.0)                 0.0       0.0        0.0      13.0
              (inc Terminal Value)              -----     ------    ------    ------     ------    ------
    Result:  Net Cash Flow                     ($48.0)    $ 12.6    $ 12.9    $ 13.3     $ 13.8    $ 27.4
                          IRR =       17.4%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B2-37: INCOME STATEMENT ($25MN FEE, 37% RETENTION)

                       ($ million, based on 2003 dollars)

                                                        YEAR 1     YEAR 2    YEAR 3     YEAR 4    YEAR 5
REVENUES: (1)
                         1,000 slots
    Slot Win              $350 win/slot/day             $127.8     $131.6    $135.5     $139.6    $143.8

EXPENSES:
    Not retained by operator         63.0%              $ 80.5     $ 82.9    $ 85.4     $ 87.9    $ 90.6
    Other deductions (0%)                                  0.0        0.0       0.0        0.0       0.0
    Direct Payroll                                         6.6        6.8       7.0        7.2       7.5
    Payroll Taxes & Benefits                               1.3        1.4       1.4        1.4       1.5
    Slot Lease Payments                                    6.4        6.6       6.8        7.0       7.2
    Other Slot Operating Costs                             2.6        2.6       2.7        2.8       2.9
    Building Operating Costs                               1.9        2.0       2.0        2.1       2.2
    Property Tax                                           1.3        1.4       1.4        1.4       1.5
    Advertising/Media Marketing                            2.6        2.6       2.7        2.8       2.9
    Promotion:  Food & Beverage                $ 6.6
       Other Players' Club                       3.2
       Bussing & Other                           1.3
    Total Promotion                            -----      11.1       11.4      11.8       12.1      12.5
    Interest on Debt                                       0.0        0.0       0.0        0.0       0.0
    Depr'n &c:  Slots (3 years)                $ 0.0
       Bldgs & Other (20/5 years)                0.7
       Initial License Fee (5 years)             5.0
    Total Dep'n & Amort'n                      -----       5.7        5.7       5.7        5.7       5.7
                                                        ------     ------    ------     ------    ------
    Total Expenses                                      $120.0     $123.4    $126.9     $130.6    $134.3
                                                        ------     ------    ------     ------    ------
    Net Income from Slot Operations                     $  7.8     $  8.2    $  8.6     $  9.0    $  9.5
    Net Income / Food & Beverage (1)                    $  3.0     $  3.1    $  3.2     $  3.5    $  4.0(1)
                                                        ------     ------    ------     ------    ------
    Consolidated Net Income Before Tax                  $ 10.7     $ 11.2    $ 11.8     $ 12.6    $ 13.4
    Corporate Income Taxes                             ($  3.2)   ($  3.4)  ($  3.5)   ($  3.8)  ($  4.0)
                                                        ------     ------    ------     ------    ------
    Net Income After Corporate Taxes                    $  7.5     $  7.9    $  8.3     $  8.8    $  9.4

    Add back: Depreciation (inc F&B)                    $  6.0     $  6.0    $  6.0     $  6.0    $  6.0
    Subtract: Capital Invested                ($48.0)                 0.0       0.0        0.0      13.0
              (inc Terminal Value)             -----    ------     ------    ------     ------    ------
    Result:  Net Cash Flow                    ($48.0)   $ 13.5     $ 13.9    $ 14.3     $ 14.8    $ 28.4
                         IRR =       19.8%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B2-38: INCOME STATEMENT ($25MN FEE, 38% RETENTION)

                       ($ million, based on 2003 dollars)

                                                       YEAR 1    YEAR 2     YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                        1,000 slots
  Slot Win              $350  win/slot/day             $ 127.8    $131.6     $135.5    $139.6    $143.8

EXPENSES:
  Not retained by operator          62.0%              $  79.2    $ 81.6     $ 84.0    $ 86.5    $ 89.1
  Other deductions (0%)                                    0.0       0.0        0.0       0.0       0.0
  Direct Payroll                                           6.6       6.8        7.0       7.2       7.5
  Payroll Taxes & Benefits                                 1.3       1.4        1.4       1.4       1.5
  Slot Lease Payments                                      6.4       6.6        6.8       7.0       7.2
  Other Slot Operating Costs                               2.6       2.6        2.7       2.8       2.9
  Building Operating Costs                                 1.9       2.0        2.0       2.1       2.2
  Property Tax                                             1.3       1.4        1.4       1.4       1.5
  Advertising/Media Marketing                              2.6       2.6        2.7       2.8       2.9
  Promotion:  Food & Beverage                  $ 6.6
     Other Players' Club                         3.2
     Bussing & Other                             1.3
  Total Promotion                              -----      11.1      11.4       11.8      12.1      12.5
  Interest on Debt                                         0.0       0.0        0.0       0.0       0.0
  Depr'n &c:  Slots (3 years)                  $ 0.0
     Bldgs & Other (20/5 years)                  0.7
     Initial License Fee (5 years)               5.0
  Total Dep'n & Amort'n                        -----       5.7       5.7        5.7       5.7       5.7
                                                        ------    ------     ------    ------    ------
  Total Expenses                                        $118.7    $122.1     $125.6    $129.2    $132.9
                                                        ------    ------     ------    ------    ------
  Net Income from Slot Operations                       $  9.0    $  9.5     $  9.9    $ 10.4    $ 10.9
  Net Income / Food & Beverage (1)                      $  3.0    $  3.1     $  3.2    $  3.5    $  4.0(1)
                                                        ------    ------     ------    ------    ------
  Consolidated Net Income Before Tax                    $ 12.0    $ 12.5     $ 13.2    $ 14.0    $ 14.9
  Corporate Income Taxes                               ($  3.6)  ($  3.8)   ($  4.0)  ($  4.2)  ($  4.5)
                                                        ------    ------     ------    ------    ------
  Net Income After Corporate Taxes                      $  8.4    $  8.8     $  9.2    $  9.8    $ 10.4

  Add back: Depreciation (inc F&B)                      $  6.0    $  6.0     $  6.0    $  6.0    $  6.0
  Subtract: Capital Invested                  ($48.0)                0.0        0.0       0.0      13.0
             (inc Terminal Value)             ------    ------    ------     ------    ------    ------
  Result:  Net Cash Flow                      ($48.0)   $ 14.4    $ 14.8     $ 15.2    $ 15.8    $ 29.4
                        IRR =       22.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B3-35: INCOME STATEMENT ($25MN FEE, 35% RETENTION)

                       ($ million, based on 2003 dollars)

                                                        YEAR 1    YEAR 2     YEAR 3    YEAR 4     YEAR 5
REVENUES: (1)
                         1,000 slots
  Slot Win                $400 win/slot/day             $146.0    $150.4     $154.9    $159.5     $164.3

EXPENSES:
  Not retained by operator          65.0%               $ 94.9    $ 97.7     $100.7    $103.7     $106.8
  Other deductions (0%)                                    0.0       0.0        0.0       0.0        0.0
  Direct Payroll                                           6.6       6.8        7.0       7.2        7.5
  Payroll Taxes & Benefits                                 1.3       1.4        1.4       1.4        1.5
  Slot Lease Payments                                      7.3       7.5        7.7       8.0        8.2
  Other Slot Operating Costs                               2.9       3.0        3.1       3.2        3.3
  Building Operating Costs                                 2.2       2.3        2.3       2.4        2.5
  Property Tax                                             1.3       1.4        1.4       1.4        1.5
  Advertising/Media Marketing                              2.9       3.0        3.1       3.2        3.3
  Promotion:  Food & Beverage                 $  7.6
     Other Players' Club                         3.7
     Bussing & Other                             1.5
  Total Promotion                             ------      12.7      13.1       13.5      13.9       14.3
  Interest on Debt                                         0.0       0.0        0.0       0.0        0.0
  Depr'n &c:  Slots (3 years)                 $  0.0
     Bldgs & Other (20/5 years)                  0.7
     Initial License Fee (5 years)               5.0
  Total Dep'n & Amort'n                       ------       5.7       5.7        5.7       5.7        5.7
                                                        ------    ------     ------    ------     ------
  Total Expenses                                        $137.9    $141.9     $146.0    $150.2     $154.5
                                                        ------    ------     ------    ------     ------
  Net Income from Slot Operations                       $  8.1    $  8.5     $  8.9    $  9.4     $  9.8
  Net Income / Food & Beverage (1)                      $  3.4    $  3.5     $  3.8    $  4.1     $  4.6(1)
                                                        ------    ------     ------    ------     ------
  Consolidated Net Income Before Tax                    $ 11.5    $ 12.0     $ 12.7    $ 13.5     $ 14.4
  Corporate Income Taxes                               ($  3.5)  ($  3.6)   ($  3.8)  ($  4.0)   ($  4.3)
                                                        ------    ------     ------    ------     ------
  Net Income After Corporate Taxes                      $  8.1    $  8.4     $  8.9    $  9.4     $ 10.1

  Add back: Depreciation (inc F&B)                      $  6.0    $  6.0     $  6.0    $  6.0     $  6.0
  Subtract: Capital Invested                  ($48.2)                0.0        0.0       0.0       13.0
                                              ------    ------    ------     ------    ------     ------
  Result:  Net Cash Flow                      ($48.2)   $ 14.1    $ 14.4     $ 14.9    $ 15.4     $ 29.1
                         IRR =      21.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B3-30: INCOME STATEMENT ($25MN FEE, 30% RETENTION)

                       ($ million, based on 2003 dollars)

                                                        YEAR 1    YEAR 2    YEAR 3     YEAR 4    YEAR 5
REVENUES: (1)

                        1,000 slots
  Slot Win               $400 win/slot/day              $146.0    $150.4    $154.9     $159.5    $164.3

EXPENSES:
  Not retained by operator          70.0%               $102.2    $105.3    $108.4     $111.7    $115.0
  Other deductions (0%)                                    0.0       0.0       0.0        0.0       0.0
  Direct Payroll                                           6.6       6.8       7.0        7.2       7.5
  Payroll Taxes & Benefits                                 1.3       1.4       1.4        1.4       1.5
  Slot Lease Payments                                      7.3       7.5       7.7        8.0       8.2
  Other Slot Operating Costs                               2.9       3.0       3.1        3.2       3.3
  Building Operating Costs                                 2.2       2.3       2.3        2.4       2.5
  Property Tax                                             1.3       1.4       1.4        1.4       1.5
  Advertising/Media Marketing                              2.9       3.0       3.1        3.2       3.3
  Promotion:  Food & Beverage                 $ 7.6
     Other Players' Club                        3.7
     Bussing & Other                            1.5
  Total Promotion                             -----       12.7      13.1      13.5       13.9      14.3
  Interest on Debt                                         0.0       0.0       0.0        0.0       0.0
  Depr'n &c:  Slots (3 years)                 $ 0.0
     Bldgs & Other (20/5 years)                 0.7
     Initial License Fee (5 years)              5.0
  Total Dep'n & Amort'n                       -----        5.7       5.7       5.7        5.7       5.7
                                                        ------    ------    ------     ------    ------
  Total Expenses                                        $145.2    $149.4    $153.7     $158.1    $162.7
                                                        ------    ------    ------     ------    ------
  Net Income from Slot Operations                       $  0.8    $  1.0    $  1.2     $  1.4    $  1.6
  Net Income / Food & Beverage (1)                      $  3.4    $  3.5    $  3.8     $  4.1    $  4.6(1)
                                                        ------    ------    ------     ------    ------
  Consolidated Net Income Before Tax                    $  4.2    $  4.5    $  4.9     $  5.5    $  6.2
  Corporate Income Taxes                               ($  1.3)  ($  1.4)  ($  1.5)   ($  1.7)  ($  1.9)
                                                        ------    ------    ------     ------    ------
  Net Income After Corporate Taxes                      $  3.0    $  3.2    $  3.5     $  3.9    $  4.4

  Add back: Depreciation (inc F&B)                      $  6.0    $  6.0    $  6.0     $  6.0    $  6.0
  Subtract: Capital Invested                 ($48.2)                 0.0       0.0        0.0      13.0
             (inc Terminal Value)             -----     ------    ------    ------     ------    ------
  Result:  Net Cash Flow                     ($48.2)    $  9.0    $  9.2    $  9.5     $  9.9    $ 23.4
                        IRR =        7.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B3-33: INCOME STATEMENT ($25MN FEE, 33% RETENTION)

                       ($ million, based on 2003 dollars)

                                                          YEAR 1    YEAR 2     YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                          1,000 slots
    Slot Win               $400 win/slot/day              $146.0    $150.4     $154.9    $159.5    $164.3

EXPENSES:
    Not retained by operator          67.0%               $ 97.8    $100.8     $103.8    $106.9    $110.1
    Other deductions (0%)                                    0.0       0.0        0.0       0.0       0.0
    Direct Payroll                                           6.6       6.8        7.0       7.2       7.5
    Payroll Taxes & Benefits                                 1.3       1.4        1.4       1.4       1.5
    Slot Lease Payments                                      7.3       7.5        7.7       8.0       8.2
    Other Slot Operating Costs                               2.9       3.0        3.1       3.2       3.3
    Building Operating Costs                                 2.2       2.3        2.3       2.4       2.5
    Property Tax                                             1.3       1.4        1.4       1.4       1.5
    Advertising/Media Marketing                              2.9       3.0        3.1       3.2       3.3
    Promotion:  Food & Beverage                 $ 7.6
       Other Players' Club                        3.7
       Bussing & Other                            1.5
    Total Promotion                            ------       12.7      13.1       13.5      13.9      14.3
    Interest on Debt                                         0.0       0.0        0.0       0.0       0.0
    Depr'n &c:  Slots (3 years)                 $ 0.0
       Bldgs & Other (20/5 years)                 0.7
       Initial License Fee (5 years)              5.0
    Total Dep'n & Amort'n                      ------        5.7       5.7        5.7       5.7       5.7
              (inc Terminal Value)                       -------   -------     ------    ------    ------
    Total Expenses                                        $140.8    $144.9     $149.1    $153.4    $157.8
              (inc Terminal Value)                       -------   -------     ------    ------    ------
    Net Income from Slot Operations                       $  5.2    $  5.5     $  5.8    $  6.2    $  6.5
    Net Income / Food & Beverage (1)                      $  3.4    $  3.5     $  3.8    $  4.1    $  4.6(1)
              (inc Terminal Value)                       -------   -------     ------    ------    ------
    Consolidated Net Income Before Tax                    $  8.6    $  9.0     $  9.6    $ 10.3    $ 11.2
    Corporate Income Taxes                               ($  2.6)  ($  2.7)   ($  2.9)  ($  3.1)  ($  3.3)
              (inc Terminal Value)                       -------   -------     ------    ------    ------
    Net Income After Corporate Taxes                      $  6.0    $  6.3     $  6.7    $  7.2    $  7.8

    Add back: Depreciation (inc F&B)                      $  6.0    $  6.0     $  6.0    $  6.0    $  6.0
    Subtract: Capital Invested                 ($48.2)                 0.0        0.0       0.0      13.0
              (inc Terminal Value)             ------    -------   -------     ------    ------    ------
    Result:  Net Cash Flow                     ($48.2)    $ 12.0    $ 12.3     $ 12.7     $13.2    $ 26.8
                          IRR =       15.6%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

           EXHIBIT B3-34: INCOME STATEMENT ($25MN FEE, 34% RETENTION)

                       ($ million, based on 2003 dollars)

                                                         YEAR 1     YEAR 2    YEAR 3    YEAR 4     YEAR 5
REVENUES:(1)
                          1,000 slots
    Slot Win               $400 win/slot/day             $146.0     $150.4    $154.9    $159.5     $164.3

 EXPENSES:
    Not retained by operator          66.0%              $ 96.4     $ 99.3    $102.2    $105.3     $108.5
    Other deductions (0%)                                   0.0        0.0       0.0       0.0        0.0
    Direct Payroll                                          6.6        6.8       7.0       7.2        7.5
    Payroll Taxes & Benefits                                1.3        1.4       1.4       1.4        1.5
    Slot Lease Payments                                     7.3        7.5       7.7       8.0        8.2
    Other Slot Operating Costs                              2.9        3.0       3.1       3.2        3.3
    Building Operating Costs                                2.2        2.3       2.3       2.4        2.5
    Property Tax                                            1.3        1.4       1.4       1.4        1.5
    Advertising/Media Marketing                             2.9        3.0       3.1       3.2        3.3
    Promotion:  Food & Beverage                 $ 7.6
       Other Players' Club                        3.7
       Bussing & Other                            1.5
    Total Promotion                             -----      12.7       13.1      13.5      13.9       14.3
    Interest on Debt                                        0.0        0.0       0.0       0.0        0.0
    Depr'n &c:  Slots (3 years)                 $ 0.0
       Bldgs & Other (20/5 years)                 0.7
       Initial License Fee (5 years)              5.0
    Total Dep'n & Amort'n                       -----       5.7        5.7       5.7       5.7        5.7
                                                         ------     ------    ------    ------     ------
    Total Expenses                                       $139.4     $143.4    $147.5    $151.8     $156.1
                                                         ------     ------    ------    ------     ------
    Net Income from Slot Operations                      $  6.6     $  7.0    $  7.4    $  7.8     $  8.2
    Net Income / Food & Beverage(1)                      $  3.4     $  3.5    $  3.8    $  4.1     $  4.6(1)
                                                         ------     ------    ------    ------     ------
    Consolidated Net Income Before Tax                   $ 10.1     $ 10.5    $ 11.1    $ 11.9     $ 12.8
    Corporate Income Taxes                              ($  3.0)   ($  3.2)  ($  3.3)  ($  3.6)   ($  3.8)
                                                         ------     ------    ------    ------     ------
    Net Income After Corporate Taxes                     $  7.1     $  7.4    $  7.8    $  8.3     $  9.0

    Add back: Depreciation (inc F&B)                     $  6.0     $  6.0    $  6.0    $  6.0     $  6.0
    Subtract: Capital Invested                 ($48.2)                 0.0       0.0       0.0       13.0
              (inc Terminal Value)              -----    ------     ------    ------    ------     ------
    Result:  Net Cash Flow                     ($48.2)   $ 13.1     $ 13.4    $ 13.8    $ 14.3     $ 28.0
                          IRR =       18.4%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/16/03                   CONFIDENTIAL TREATMENT             CUMMINGS ASSOCIATES